                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1999
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

KEMPER STRATEGIC
MUNICIPAL INCOME TRUST

         "... While other fixed income asset classes, such as corporate bonds and Treasuries, experienced a rough ride during the last six months, municipal bonds remained relatively stable. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Portfolio Composition
Portfolio Statistics
8
Portfolio of Investments
13
Financial Statements
15
Notes to Financial Statements
16
Financial Highlights
17
Shareholders' Meeting



AT A GLANCE
--------------------------------------------------------------------------------
KEMPER STRATEGIC MUNICIPAL
INCOME TRUST TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1999

                              BASED ON       BASED ON
                              NET ASSET       MARKET
                                VALUE         PRICE
--------------------------------------------------------------------------------
KEMPER STRATEGIC MUNICIPAL
INCOME TRUST                   1.28%          -4.34%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------
                                AS OF      AS OF
                               5/31/99    11/30/98
--------------------------------------------------------------------------------
NET ASSET VALUE                 $12.01     $12.24
--------------------------------------------------------------------------------
MARKET PRICE                    $11.88     $12.81
--------------------------------------------------------------------------------

INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND A PORTION OF THE INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.

INVESTMENT BY THE FUND IN LOWER RATED SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS.

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF MAY 31, 1999

                                KEMPER STRATEGIC
                                   MUNICIPAL
                                  INCOME TRUST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SIX-MONTHS INCOME                   $0.3750
--------------------------------------------------------------------------------
MAY DIVIDEND                        $0.0625
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN              $0.0100
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE
(BASED ON NET ASSET VALUE)            6.24%
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE
(BASED ON MARKET PRICE)               6.31%
--------------------------------------------------------------------------------
TAX EQUIVALENT DISTRIBUTION
RATE(BASED ON NET ASSET VALUE AND A
37.1% FEDERAL INCOME TAX RATE)        9.92%
--------------------------------------------------------------------------------
TAX EQUIVALENT DISTRIBUTION
RATE(BASED ON MARKET PRICE AND A
37.1% FEDERAL INCOME TAX RATE)       10.03%
--------------------------------------------------------------------------------

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. MARKET PRICE, DISTRIBUTION RATES, NET ASSET VALUE AND RETURNS ARE HISTORICAL AND WILL FLUCTUATE AND DO NOT GUARANTEE FUTURE RESULTS. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

TERMS TO KNOW

BOND RATINGS Grades assigned by credit-rating agencies to corporate and municipal debt securities, based on the borrower's expected ability to repay. The higher the grade, the lower the interest rate a borrower will usually pay. The two major credit rating firms are Moody's Investors Service, Inc. and Standard and Poor's.

DURATION A measure of the interest rate sensitivity of a fixed income investment or portfolio, incorporating time to maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest rate changes.

REVENUE BOND INDEX (RBI) The RBI is the average yield on 25 revenue bonds with 30-year maturities generally rated single "A," compiled by The Bond Buyer, a newspaper that reports on the municipal bond market.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON, MASS. HE IS A MEMBER OF BOTH THE BLUE CHIP ECONOMIC AND FINANCIAL SURVEYS, AND SERVES ON THE POLICY ADVISORY COMMITTEES OF THE FEDERAL RESERVE BOARDS OF CHICAGO AND CLEVELAND.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

As expected, the Federal Reserve Board raised its federal funds interest rate (the rate at which banks lend to each other overnight) by one-fourth of a percentage point in June. Although higher interest rates tend to have a dampening effect on the market, investors rallied in response to this move. The Dow Jones Industrial Average, which was down 50 points before the Fed's statement on June 30, reversed course and ended the day at its highest closing level in six weeks. The Dow went on to close at a record-setting high of 11,187 on July 7.

  What led to the interest rate hike, and why does the market reaction suggest that investors are happy about it?

  It is generally recognized that a modest rate hike by the Fed may be effective in slowing the economy sufficiently to suppress any simmering inflationary pressures. Although the economy has been strong, there are concerns that it will be unable to maintain its current rate of growth without prompting inflationary pressures -- which is at the heart of the Fed's decision to raise interest rates. The Fed is acting now to be proactive. In the past, Fed policy has been reactive, which meant that the Fed tended to respond to inflation only when it picked up. A rate hike now is intended to halt any future buildup in inflation. Moreover, by hinting at an increase well in advance -- then by limiting the increase to 25 basis points -- the Fed relieved worried investors and gave a boost to the financial markets.

  Despite the minor rate increase, the long-term economic situation appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.

  This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. Prior to its strong close in the second quarter, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.

  Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., is expected to rise at an annual rate of 4 percent in the first half of 1999, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by
4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates earlier and more drastically, and that would have changed the financial market outlook.

  However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first half of 1999, while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.

  When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

  But don't forget that international crises have the potential to affect the U.S. markets dramatically. Although the Kosovo crisis seems to be waning, past increases in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries (especially Italy) have small economies and

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                           NOW (6/30/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
Ten Year Treasury Rate                          5.90                   4.81                   5.65                   6.69
Prime Rate                                      7.75                   8.49                   8.50                   8.30
Inflation*                                      2.03                   1.62                   1.44                   3.03
The U.S. Dollar*                                -2.4                   4.31                   4.88                   8.58
Capital goods orders*                           7.73                  11.44                   8.10                   5.52
Industrial production *                         1.72                   3.58                   5.05                   5.86
Employment growth*                              2.15                   2.48                   2.61                   2.51

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF MAY 31, 1999.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

little leeway in their budgets. Consequently, those countries financed unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.

  The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.

  In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE


[CONDON PHOTO]

PHILIP G. CONDON JOINED THE FIRM IN 1983 AND IS LEAD PORTFOLIO MANAGER OF THE FUND AND MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS' MUNICIPAL BOND GROUP. HE HAS ALSO SERVED AS DIRECTOR OF THE MUNICIPAL BOND RESEARCH DEPARTMENT.

[WILSON PHOTO]

REBECCA L. WILSON IS PORTFOLIO MANAGER OF THE FUND AND A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. SHE JOINED THE ORGANIZATION IN 1986 AND HAS SERVED AS A TRADER FOR SEVERAL LONG TERM MUNICIPAL BOND FUNDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

AS THE FISCAL YEAR BEGAN, INVESTOR FOCUS SHIFTED FROM TURBULENCE OVERSEAS TO UNEXPECTEDLY STRONG ECONOMIC GROWTH IN THE U.S. WHILE FEARS OF POTENTIALLY HIGHER INTEREST RATES CAUSED GOVERNMENT AND CORPORATE BOND YIELDS TO FLUCTUATE SUBSTANTIALLY, MUNICIPAL BONDS HELD THEIR GROUND IN THE MIDST OF THE TURMOIL. BEL0W, THE MANAGEMENT TEAM DISCUSS THE MARKET'S PERFORMANCE AND HOW THE FUND WAS POSITIONED IN RESPONSE.

Q     HOW DID THE MUNICIPAL BOND MARKET PERFORM DURING THE LAST SIX MONTHS
RELATIVE TO OTHER FIXED-INCOME ASSET CLASSES?

A     While other fixed income asset classes, such as corporate bonds and
Treasuries, experienced a rough ride during the last six months, municipal bonds remained relatively stable.

      For example, the Lehman Brothers Municipal Bond Index* gained 0.81 percent for the six-month period ended May 31, 1999. That may not seem like much, but compare it to the Lehman Brothers Long Government Bond Index**, which fell 5.76 percent, and the Lehman Brothers Government/Corporate Bond Index***, which was off 1.73 percent. And of course, the municipal bond index return doesn't take into account the tax advantage municipals offer. So municipal bonds were a good place to be if you were a fixed income investor, especially a nervous one.

  * LEHMAN BROTHERS MUNICIPAL BOND INDEX IS GENERALLY REPRESENTATIVE OF THE PERFORMANCE OF LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS. THE INDEX IS CALCULATED MONTHLY AND INCLUDES THE EFFECT OF REINVESTMENT OF DIVIDENDS. SOURCE IS LIPPER ANALYTICAL SERVICES, INC.

 ** LEHMAN BROTHERS LONG GOVERNMENT BOND INDEX IS GENERALLY REPRESENTATIVE OF
    THE PERFORMANCE OF GOVERNMENT AND AGENCY BONDS WITH A MATURITY OF TEN YEARS AND GREATER. THIS INDEX IS CALCULATED MONTHLY AND INCLUDES THE EFFECT OF INVESTMENT OF DIVIDENDS. SOURCE IS LIPPER ANALYTICAL SERVICES, INC.

*** LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS GENERALLY REPRESENTATIVE
    OF THE PERFORMANCE OF GOVERNMENT, AGENCY AND INVESTMENT-GRADE CORPORATE BONDS. THIS INDEX IS CALCULATED MONTHLY AND INCLUDES THE EFFECT OF REINVESTMENT OF DIVIDENDS. SOURCE IS LIPPER ANALYTICAL SERVICES, INC.

Q     WHAT CAUSED THE DOWNTURN IN OTHER ASSET CLASSES?

A     The sell-off in U.S. government bonds was due to an about-face by investors. Last summer, turbulence in foreign markets prompted a massive flight-to-quality as global investors sought a safe, liquid haven for their assets. Since U.S. government bonds were the obvious choice, billions of dollars poured into the U.S. bond market. This demand pushed prices up and yields down, particularly on Treasury bonds.

     At the start of the fiscal year, that situation began to reverse itself. As the months progressed, the U.S. economy's strong growth continued unabated. Oil prices began to move higher, the labor market remained robust, and investors became concerned that higher interest rates were around the corner. In addition, foreign markets, particularly in Asia, started to settle down. This all prompted a flight from quality, and yields began to rise. For example, on November 25, 1998, before the start of the fiscal year, 30-year Treasuries yielded 5.18 percent. By May 27, 1999, yields had moved up to 5.84 percent.

PERFORMANCE UPDATE

Q     WHY DID MUNICIPAL BONDS SEEM TO BE IMMUNE TO ALL THIS?

A     "Immune" is probably too strong a word. To compare to the Treasury yield rise mentioned above, A-rated municipal bond yields increased from 5.25 percent at the start of the fiscal year to 5.41 percent. Clearly, that isn't as dramatic as what took place in the Treasury market, but bond prices declined nonetheless. However, the turbulence had less of an impact because different forces were acting to limit a municipal sell-off. When Treasuries and other fixed income classes were being pummeled, two factors helped support municipal bond prices. First, supply decreased dramatically. Second, municipal bonds offered a very attractive value to investors who don't usually buy them. The previous dramatic yield decline on U.S. government bonds had caused municipal bonds to actually outyield similar maturity Treasuries (based on The Bond Buyer Revenue Bond Index). Historically, that's very unusual. Normally, long-maturity municipal bonds typically yield about 80-90 percent of a similar maturity Treasury because the tax-advantage of municipal bonds is typically "built in" to the price. Thus, municipal bonds represented a great value throughout the six-month period, which attracted some non-traditional buyers and helped support prices when the Treasury market was under pressure.

      According to the Revenue Bond Index, municipals now yield about 93 percent of what similar maturity Treasuries do -- that's less than in previous months, but historically municipals are still very attractive.

Q     HOW DID THE FUND RESPOND TO THE MARKET'S CONDITIONS?

A     Since Kemper Strategic Municipal Income Trust is an income-oriented vehicle, we are always on the lookout for issues that can provide high income, but do so with an acceptable level of risk. In the rising rate environment of the last few months, that has been somewhat of a challenge. The reason is that yields on high-yielding municipal bonds didn't move up in tandem with higher-quality paper. So we're often not being compensated to take extra risk. Therefore, we've primarily been content to be patient and wait for yields on bonds of different credit quality to adjust to more attractive levels. The bright side is that the recent increase in municipal bond yields may be favorable for the fund over the longer term. Higher yields in the overall market should translate into very attractive yields on lower-quality bonds, and our leveraging ability should enable us to stock up on those issues that we believe offer particularly good value.

      Secondarily, we also traded selectively to increase the fund's call protection and offset gains with losses as appropriate to help the fund operate more efficiently on a tax basis.

      The net result of our efforts was that the fund performed in line with its peer group average during the first half of the fiscal year. The fund achieved a total return of 1.28 percent (based on net asset value), slightly less than the
1.29 percent return for the Lipper Closed-end High Yield Municipal Debt Index.

Q     HOW DO YOU VIEW THE ATTRACTIVENESS OF MUNICIPAL BONDS FOR THE REST OF THE
YEAR VERSUS OTHER TYPES OF BONDS?

A     We think there are several reasons why municipals should continue to perform relatively well. First, the municipal market should be more stable than the government and corporate bond markets. As the first half of the fiscal year drew to a close, it appeared that investors were expecting the Federal Reserve to raise rates at least once. If the Fed does tighten, Treasuries and corporate bonds would likely remain volatile as investors try to interpret the ramifications of higher rates on both the domestic and global economies. Meanwhile, municipal investors tend to pay less close attention to global markets or corporate profits. They are typically more reliable buyers, and their steady demand should help dampen volatility in the municipal bond market.

      Second, the municipal market continues to offer attractive value, with long-maturity yields still attractive relative to Treasuries. As we mentioned, municipals now yield more than 90 percent of similar maturity Treasuries. Third, strong municipal finances should help alleviate credit concerns. And finally, issuance has so far remained about 20 percent below last year's levels, and that lack of supply should help support prices.

      For these reasons, we think that municipal bonds will continue to offer investors an attractive alternative to other fixed-income investments.

PORTFOLIO COMPOSITION

PORTFOLIO COMPOSITION*

REPRESENTING THE FUND'S COMPOSITION ON MAY 31, 1999

----------------------------------------------------------
            HOLDINGS                               PERCENT
----------------------------------------------------------
----------------------------------------------------------

1.          REVENUE BONDS                            70%
----------------------------------------------------------

2.          U.S. GOVERNMENT SECURED                  29%
----------------------------------------------------------

3.          GENERAL OBLIGATIONS                       1%
----------------------------------------------------------

PORTFOLIO STATISTICS

SECURITIES RATINGS

-----------------------------------------------------------------------------------------
                                                      ON 5/31/99         ON 11/30/98
-----------------------------------------------------------------------------------------
    AAA                                                    29%                10%
 .........................................................................................
    AA                                                      1                  2
 .........................................................................................
    A                                                       1                  1
 .........................................................................................
    BBB                                                    12                 19
 .........................................................................................
    BB                                                      8                  3
 .........................................................................................
    B                                                       2                  4
 .........................................................................................
    NOT RATED+                                             47                 61
-----------------------------------------------------------------------------------------
                                                          100%               100%

                                                       [PIE CHART] [PIE CHART]
                                                       ON 5/31/99  ON 11/30/98

THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P)
AND MOODY'S INVESTORS SERVICES, INC. (MOODY'S)
REPRESENT THEIR OPINIONS AS TO THE QUALITY OF
SECURITIES THAT THEY UNDERTAKE TO RATE. THE
PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR
S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER
TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT
ABSOLUTE STANDARDS OF QUALITY.
+THESE SECURITIES ARE NOT RATED BY S&P OR MOODY'S,
 HOWEVER THEY ARE RATED BY SCUDDER KEMPER
 INVESTMENTS, INC. AS FOLLOWS: AAA 11%, A 4%, BBB
 5%, BB 23% AND B 4% FOR MAY 31, 1999, AND AAA 15%,
 A 3%, BBB 8%, BB 31% AND B 4% FOR NOVEMBER 30,
 1998.

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                             ON 5/31/99       ON 11/30/98
--------------------------------------------------------------------------------
    AVERAGE MATURITY                         15.5 years       16.3 years
--------------------------------------------------------------------------------

* PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC MUNICIPAL INCOME TRUST
Portfolio of Investments at May 31, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------
                                   ISSUER                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------

ARIZONA--6.5%                      Coconino County, AZ, Industrial Development Authority,
                                     Guidance Center, Inc. Project, Revenue, Prerefunded
                                     6/1/01 @ 102, 9.25%, 06/01/2011                             $ 1,645           $  1,837
                                   Flagstaff Industrial Development Authority, Revenue,
                                     6.3%, 9/1/2038                                                2,000              1,932
                                   Health Facilities Authority, The New Foundation Project,
                                     Revenue, 8.25%, 03/01/2019                                    2,330              2,168
                                   Pima County Industrial Development Authority, Larson
                                     County Project, Revenue, 9.5%, 08/01/2010                     2,000              2,297
                                   -----------------------------------------------------------------------------------------
                                                                                                                      8,234
----------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--6.0%                   Foothill/Eastern Transportation Corridor Agency, Toll
                                     Road, zero coupon, 01/01/2026                                11,500              2,679
                                   Sacramento County, Bradshaw Road Project, Revenue, 7.2%,
                                     9/2/2015                                                      1,225              1,266
                                   Sacramento, California Financing Authority, Revenue Bond,
                                     Convention Center Hotel, Series A, 6.25%, 01/01/2030          2,000              1,991
                                   San Diego, Detention Facility, Certificates of
                                     Participation, Revenue, 8.0%, 06/01/2002                        275                290
                                   San Joaquin Hills, Transportation Corridor Agency, Senior
                                     Lien Toll Road, Revenue, zero coupon, 01/01/2020              4,300              1,491
                                   -----------------------------------------------------------------------------------------
                                                                                                                      7,717
----------------------------------------------------------------------------------------------------------------------------

COLORADO--4.7%                     Arapahoe County, CO, Capital Improvement Trust Fund,
                                     Capital Improvement Trust Fund, Revenue, Prerefunded
                                     8/31/05 @ 71.45, zero coupon, 08/31/2030                      5,000              2,726
                                   City and County of Denver, Airport System, Revenue,
                                     8.75%, 11/15/2023                                               735                818
                                   City and County of Denver, Airport System, Revenue,
                                     Prerefunded 11/15/01 @ 100, 8.0%, 11/15/2025                    240                263
                                   City and County of Denver, Airport System, Revenue, 7.5%,
                                     11/15/2023                                                      830                940
                                   City and County of Denver, Airport System, Revenue,
                                     Prerefunded 11/15/01 @ 102, 8.75%, 11/15/2023                   265                300
                                   City and County of Denver, Airport System, Revenue,
                                     Prerefunded 11/15/04 @ 102, 7.5%, 11/15/2023                    170                200
                                   City and County of Denver, Airport System, Revenue, 8.0%,
                                     11/15/2025                                                      660                710
                                   -----------------------------------------------------------------------------------------
                                                                                                                      5,957
----------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--4.1%                  Connecticut State Development Authority Pierce Memorial
                                     Baptist Home, Inc., Prerefunded 10/01/00 @ 103, 9.25%,
                                     10/01/2018                                                    2,000              2,205
                                   Greenwich Housing Authority, Multifamily Housing,
                                     Revenue, 6.35%, 09/01/2027                                    2,000              2,051
                                   Mashantucket Western Pequot Tribe, Special Revenue, zero
                                     coupon, 09/01/2017                                            2,000                682
                                   Mashantucket Western Pequot Tribe, Special Revenue, zero
                                     coupon, 09/01/2018                                            1,000                320
                                   -----------------------------------------------------------------------------------------
                                                                                                                      5,258

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                   ISSUER                                            PRINCIPAL AMOUNT    VALUE
--------------------------------------------------------------------------------------------------------------------

FLORIDA--4.5%
                                   Nassau County, Amelia Island Care Center Project,
                                     Revenue, 9.75%, 01/01/2023                               $ 1,960   $  2,222
                                   Orlando, FL, Special Assessment Revenue, Conroy Road
                                     Interchange, Series A, 5.8%, 05/01/2026                    1,000        977
                                   Volusia County, FL, Health Facilities Authority, Memorial
                                     Health Systems Project, Revenue, Prerefunded 6/1/00 @
                                     102, 8.25%, 6/1/2020                                       2,390      2,548
                                   ---------------------------------------------------------------------------------
                                                                                                           5,747
--------------------------------------------------------------------------------------------------------------------

ILLINOIS--12.5%
                                   Chicago, IL, O'Hare International Airport, International
                                     Terminal, Special Revenue, 8.2%, 12/01/2024                1,200      1,405
                                   Chicago, IL, Tax Increment Allocation, Central Station
                                     Project, Revenue, Prerefunded 1/1/05 @ 100, 8.9%,
                                     01/01/2011                                                 1,930      2,292
                                   Harvard, IL, Multifamily Housing, Northfield Court
                                     Project, Revenue, 9.5%, 06/01/2006                         1,910      2,033
                                   Health Facility Authority, Bethany Home & Hospital,
                                     Revenue, Prerefunded 2/15/00 @ 102, 8.625%, 02/15/2009       540        570
                                   Health Facility Authority, Bethany Home and Hospital,
                                     Revenue, 8.625%, 02/15/2009                                1,600      1,690
                                   Itasca, IL, Central Manufacturing District, Special
                                     Service Area, Revenue, Prerefunded 12/1/00 @ 102,
                                     8.375%, 12/01/2009                                         2,245      2,444
                                   Lombard, IL, Tax Increment Revenue, Prerefunded 6/1/00 @
                                     102, 8.8%, 12/01/2004                                      1,315      1,411
                                   St. Charles, Multifamily Housing, Wessel Court Project,
                                     Revenue, 7.6%, 04/01/2024                                  1,900      1,968
                                   University Park, Governors Gateway Industrial Park, Tax
                                     Allocation, 6.65%, 07/01/2026                              1,855      2,094
                                   ---------------------------------------------------------------------------------
                                                                                                          15,907
--------------------------------------------------------------------------------------------------------------------

INDIANA--6.2%
                                   Health Facilities Finance Authority, Fayette Memorial
                                     Hospital Project, Revenue, 7.2%, 10/01/2022                2,800      2,995
                                   Indiana Health Facilities Financing Authority, Franciscan
                                     Eldercare Community Services, 5.875%, 05/15/2029           3,000      2,904
                                   Indianapolis Airport Authority, United Air Lines, Inc.,
                                     Project, Revenue, 6.5%, 11/15/2031                         1,900      2,051
                                   ---------------------------------------------------------------------------------
                                                                                                           7,950
--------------------------------------------------------------------------------------------------------------------

IOWA--4.9%
                                   Finance Authority Healthcare Facilities, On With Life,
                                     Inc. Project, Revenue, 7.25%, 08/01/2015                   2,000      2,135
                                   Lake City Iowa Health Care Facility Revenue, Refinancing-
                                     Opportunity Living Project, 6.45%, 05/01/2011              2,100      2,100
                                   Lake City, Health Care Facility, Opportunity Living
                                     Project, Revenue, 10.0%, 05/01/2015                        2,000      2,047
                                   ---------------------------------------------------------------------------------
                                                                                                           6,282
--------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--1.7%
                                   Worcester, Briarwood Retirement Community, Salem
                                     Community Corporation, Revenue, 9.25%, 12/01/2022          1,945      2,176
                                   ---------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



--------------------------------------------------------------------------------------------------------------------
                                   ISSUER                                             PRINCIPAL AMOUNT    VALUE
--------------------------------------------------------------------------------------------------------------------

MICHIGAN--6.7%
                                   Gogebic County, Hospital Finance Authority, Grand View
                                     Hospital Project, Revenue, Prerefunded 10/01/01 @ 102,
                                     8.75%, 10/01/2016                                        $ 2,250   $  2,532
                                   Hillsdale Hospital Finance Authority, Revenue, 5.25%,
                                     5/15/2026                                                  1,450      1,340
                                   Madison Heights, Tax Increment Finance Authority,
                                     Revenue, 8.5%, 03/15/2001                                    450        471
                                   Strategic Funding, Ltd., Holland Home Corporation,
                                     Revenue, 5.75%, 11/15/2028                                 2,000      1,928
                                   Tawas City, Hospital Finance Authority, St. Joseph Health
                                     System, Revenue, 5.6%, 02/15/2013                            520        514
                                   Tawas City, Hospital Finance Authority, St. Joseph Health
                                     System, Revenue, 5.75%, 02/15/2023                         1,300      1,287
                                   Wayne Charter County, MI, Detroit-Metro Wayne County,
                                     Revenue, 5.0%, 12/01/2022                                    500        475
                                   ---------------------------------------------------------------------------------
                                                                                                           8,547
--------------------------------------------------------------------------------------------------------------------

MINNESOTA--1.4%
                                   Sauk Rapids, Industrial Development, Gold N Plump Poultry
                                     Project, Revenue, 9.5%, 09/01/2005                         1,705      1,783
                                   ---------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

MISSOURI--3.7%
                                   St. Louis, Tax Increment, Scullin Redevelopment Project,
                                     Revenue, 10.0%, 08/01/2010                                 2,115      2,644
                                   West Plains, MO, Industrial Development Authority, Ozarks
                                     Medical Center Project, Revenue, Prerefunded 9/15/00 @
                                     102, 8.625%, 09/15/2020                                    1,940      2,103
                                   ---------------------------------------------------------------------------------
                                                                                                           4,747
--------------------------------------------------------------------------------------------------------------------

NEBRASKA--.4%
                                   Nebraska Investment Finance Authority, Single Family
                                     Housing, Revenue, 6.7%, 09/01/2026                           500        531
                                   ---------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

NEVADA--3.2%
                                   Housing Division, Single Family Mortgage Program,
                                     Revenue, Series B2, 7.9%, 10/01/2021                       1,070      1,104
                                   Housing Division, Single Family Mortgage Program,
                                     Revenue, 6.5%, 04/01/2028                                  1,000      1,066
                                   Nevada, General Obligation, 5.0%, 05/15/2022                 2,000      1,930
                                   ---------------------------------------------------------------------------------
                                                                                                           4,100
--------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE--1.7%
                                   Higher Educational and Health Facilities Authority,
                                     United Church of Christ-Havenwood, Revenue, 7.45%,
                                     01/01/2025                                                 2,000      2,168
                                   ---------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

NEW JERSEY--1.1%
                                   Educational Facilities Authority, Caldwell College,
                                     Revenue, 7.25%, 07/01/2025                                 1,100      1,184
                                   New Jersey Economic Development Authority, Educational
                                     Testing Service, Revenue, 5.875%, 12/01/2026                 200        203
                                   ---------------------------------------------------------------------------------
                                                                                                           1,387
--------------------------------------------------------------------------------------------------------------------

NEW MEXICO--1.8%
                                   Albuquerque Nursing Home, West Mesa Center Project,
                                     Revenue, 9.75%, 12/01/2014                                 1,305      1,358
                                   Truth or Consequences Nursing Home, West Mesa Center
                                     Project, Revenue, 9.75%, 12/01/2014                          875        904
                                   ---------------------------------------------------------------------------------
                                                                                                           2,262

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


--------------------------------------------------------------------------------------------------------------------
                                   ISSUER                                            PRINCIPAL AMOUNT    VALUE
--------------------------------------------------------------------------------------------------------------------

NEW YORK--4.1%
                                   Medical Care Facilities Finance Agency, Revenue,
                                     Prerefunded 8/15/01 @ 102, 7.3%, 2/15/2021               $    40   $     44
                                   New York City General Obligation, Series C, 7.0%,
                                     2/1/2010                                                     315        318
                                   New York City, General Obligation, Series I, Prerefunded
                                     8/15/99 @ 101.5, 7.5%, 8/15/2010                           2,045      2,094
                                   New York City, NY, General Obligation, Prerefunded
                                     8/15/99 @ 101.5, 7.5%, 08/15/2010                            105        107
                                   New York State Medical Care Facilities Finance Agency,
                                     Mental Health Center, 7.3%, 02/15/2021                        20         22
                                   Port Authority of New York and New Jersey, La Guardia
                                     Airport Passenger Terminal, Revenue, 9.125%, 12/01/2015    2,500      2,708
                                   ---------------------------------------------------------------------------------
                                                                                                           5,293
--------------------------------------------------------------------------------------------------------------------

NORTH DAKOTA--.4%
                                   North Dakota Housing Finance Agency, Single Family
                                     Mortgage, Revenue, 8.375%, 07/01/2021                        545        562
                                   ---------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

OHIO--4.4%
                                   Cuyahoga County, OH, Health Care Facilities Judson
                                     Retirement Community Center, Revenue, Prerefunded
                                     11/15/99 @ 103, 8.875%, 11/15/2019                         2,500      2,636
                                   Marion County, OH, Health Care Facilities, United Church
                                     Homes, Inc., Revenue, Prerefunded 12/1/99 @ 103,
                                     8.875%, 12/1/2012                                          2,780      2,938
                                   ---------------------------------------------------------------------------------
                                                                                                           5,574
--------------------------------------------------------------------------------------------------------------------

OKLAHOMA--2.8%
                                   Woodward Municipal Authority, Hospital Revenue, 8.5%,
                                     11/1/2014                                                  1,335      1,496
                                   Woodward Municipal Authority, Hospital Revenue,
                                     Prerefunded 11/1/00 @ 102, 9.25%, 11/01/2014               1,750      1,919
                                   ---------------------------------------------------------------------------------
                                                                                                           3,415
--------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--5.3%
                                   Greene County, PA, General Obligation, Prerefunded
                                     12/01/00 @ 100, 8.75%, 12/01/2010                          1,625      1,749
                                   Higher Educational Facilities Authority, Philadelphia
                                     College of Textiles and Science, Revenue, 6.7%,
                                     04/01/2014                                                 2,000      2,180
                                   Lehigh County, PA, General Purpose Authority, Wiley
                                     House, Revenue, Prerefunded 8/15/99 @ 102, 8.65%,
                                     11/01/2004                                                 2,085      2,173
                                   Philadelphia, PA, Hospitals and Higher Education
                                     Facilities Authority, Chestnut Hill College, 6.0%,
                                     10/01/2029                                                   710        700
                                   ---------------------------------------------------------------------------------
                                                                                                           6,802
--------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA--1.2%
                                   Aiken County, Hospital Facilities, Mattie C. Hall Health
                                     Care Center Project Revenue, 8.625%, 2010                  1,500      1,533
                                   ---------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

TEXAS--6.6%
                                   Abilene Texas Health Facilities, Sears Methodist
                                     Retirement                                                 2,500      2,444
                                   Austin, TX, Bergstrom Landhost Enterprises Inc., Airport
                                     Hotel, Series A, 6.75%, 04/01/2027                         2,000      2,013
                                   Houston, Airport System Special Facilities, Continental
                                     Airlines, Inc., Improvement Projects, Revenue, 6.125%,
                                     7/15/2027                                                  2,000      2,042
                                   Houston, Airport System Special Facilities, Continental
                                     Airlines, Inc., Improvement Projects, Revenue, 5.7%,
                                     7/15/2029                                                  2,000      1,977
                                   ---------------------------------------------------------------------------------
                                                                                                           8,476

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                   ISSUER                                                    PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------

UTAH--.8%                          Utah Housing Finance Agency, Single Family Mortgage
                                     Revenue, 6.65%, 07/01/2026                                  $   980         $  1,023
                                   --------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

WISCONSIN--1.7%                    Health and Educational Facilities Authority, Revenue,
                                     6.35%, 07/01/2017                                               600              662
                                   Wisconsin Housing and Economic Development Authority,
                                     Home Ownership, Revenue, 6.2%, 03/01/2027                       500              526
                                   Wisconsin State' Health And Education Facilities
                                     Authority Revenue, 5.125%, 02/15/2020                         1,000              983
                                   --------------------------------------------------------------------------------------
                                                                                                                    2,171
                                   --------------------------------------------------------------------------------------
                                   LONG-TERM MUNICIPAL INVESTMENTS--98.4%
                                   (Cost: $116,746)                                                               125,602
                                   --------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

MONEY MARKET
INSTRUMENTS--1.6%                  Yield--3.3%
                                   Due--June 1999
                                   (Cost: $2,000)                                                  2,000            2,000
                                   --------------------------------------------------------------------------------------
                                   TOTAL INVESTMENT PORTFOLIO--100%
                                   (Cost: $118,746)                                                              $127,602
                                   --------------------------------------------------------------------------------------

NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $118,746,000 for federal income tax purposes at May 31, 1999, the gross unrealized appreciation on investments was $9,279,000, the gross unrealized depreciation was $423,000 and the net unrealized appreciation on investments was $8,856,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

May 31, 1999 (unaudited)
(IN THOUSANDS)

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value
(Cost: $118,746)                                                $127,602
--------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   110
--------------------------------------------------------------------------------
  Interest                                                         2,447
--------------------------------------------------------------------------------
    TOTAL ASSETS                                                 130,159
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------------

Cash overdraft                                                       163
--------------------------------------------------------------------------------
Payable for:
  Investments purchased                                              991
--------------------------------------------------------------------------------
  Management fee                                                      59
--------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              15
--------------------------------------------------------------------------------
  Trustees' fees and other                                            13
--------------------------------------------------------------------------------
    Total liabilities                                              1,241
--------------------------------------------------------------------------------
NET ASSETS                                                      $128,918
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------------

Paid-in capital                                                 $119,456
--------------------------------------------------------------------------------
Undistributed net realized gain on investments                       174
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                         8,856
--------------------------------------------------------------------------------
Undistributed net investment income                                  432
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $128,918
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($128,918 / 10,730 shares outstanding)                            $12.01
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

May 31, 1999 (unaudited)
(IN THOUSANDS)


--------------------------------------------------------------------------------
NET INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest income                                                 $ 4,717
--------------------------------------------------------------------------------
Expenses:
  Management fee                                                    387
--------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             33
--------------------------------------------------------------------------------
  Professional fees                                                  37
--------------------------------------------------------------------------------
  Reports to shareholders                                            44
--------------------------------------------------------------------------------
  Registration fee                                                   20
--------------------------------------------------------------------------------
  Trustees' fees and other                                           13
--------------------------------------------------------------------------------
    Total expenses                                                  534
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             4,183
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------

  Net realized gain on sales of investments                         469
--------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           (2,933)
--------------------------------------------------------------------------------
Net loss on investments                                          (2,464)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 1,719
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended May 31, 1999 (unaudited) and for the year ended November 30, 1998

(IN THOUSANDS)

                                                                1999            1998
----------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------
  Net investment income                                         $  4,183           8,265
----------------------------------------------------------------------------------------
  Net realized gain                                                  469             338
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           (2,933)           (985)
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               1,719           7,618
----------------------------------------------------------------------------------------
  Distribution from net investment income                         (4,019)         (8,199)
----------------------------------------------------------------------------------------
  Distribution from net realized gain                               (107)             --
----------------------------------------------------------------------------------------
Total dividends to shareholders                                   (4,126)         (8,199)
----------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(26 shares and 55 shares, respectively)                              319             692
----------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (2,088)            111
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------

Beginning of period                                              131,006         130,895
----------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income
of $432 and $268, respectively)                                 $128,918         131,006
----------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. Kemper Strategic Municipal
                             Income Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company.

                             SECURITY VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and includes premium and original issue discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .60% of average weekly net assets. The fund incurred a management fee of $387,000 for the six months ended
                             May 31, 1999.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $12,000 for the six months ended May 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 1999, the fund made no direct payments to its officers and incurred trustees' fees of $7,000 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $ 18,887
                             Proceeds from sales                          18,232

FINANCIAL HIGHLIGHTS

                                          SIX MONTHS
                                             ENDED                 YEAR ENDED MAY 31,
                                            MAY 31,     -----------------------------------------
                                             1999        1998      1997      1996      1995
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $12.24      12.29     12.14     12.19     11.54
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .39        .77       .80       .82       .83
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       (.23)      (.05)      .17      (.05)      .64
-------------------------------------------------------------------------------------------------
Total from investment operations                 .16        .72       .97       .77      1.47
-------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .38        .77       .82       .82       .82
-------------------------------------------------------------------------------------------------
  Distribution from net realized gain            .01         --        --        --        --
-------------------------------------------------------------------------------------------------
Total dividends                                  .39        .77       .82       .82       .82
-------------------------------------------------------------------------------------------------
Net asset value, end of period                $12.01      12.24     12.29     12.14     12.19
-------------------------------------------------------------------------------------------------
Market value, end of period                   $11.88      12.81     13.06     12.38     12.13
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
-------------------------------------------------------------------------------------------------
Based on net asset value                        1.28%      5.99      8.28      6.58     13.09
-------------------------------------------------------------------------------------------------
Based on market value                          (4.34)%     4.36     12.87      9.19     11.70
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                         .81%       .77       .76       .74       .76
-------------------------------------------------------------------------------------------------
Net investment income                           6.44%      6.29      6.62      6.82      6.97
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets at end of period (in
  thousands)                                $128,918    131,006   130,895   128,234   127,844
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              29%        22        13        31         8
-------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares trade during the year. Data for the period ended May 31, 1999 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper Strategic Municipal Income Trust shareholders were asked to vote on a new investment management agreement with Scudder Kemper Investments, Inc. This item was approved. Below are the results:

      For         Against  Abstain
      8,585,327   106,893  175,608

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                     OFFICERS

JAMES E. AKINS               MARK S. CASADY              REBECCA L. WILSON
Trustee                      President                   Vice President

JAMES R. EDGAR               PHILIP J. COLLORA           LINDA J. WONDRACK
Trustee                      Vice President and          Vice President
                             Secretary
ARTHUR R. GOTTSCHALK                                     MAUREEN E. KANE
Trustee                      PHILIP G. CONDON            Assistant Secretary
                             Vice President
FREDERICK T. KELSEY                                      CAROLINE PEARSON
Trustee                      JOHN R. HEBBLE              Assistant Secretary
                             Treasurer
THOMAS W. LITTAUER                                       ELIZABETH C. WERTH
Trustee and                  ANN M. MCCREARY             Assistant Secretary
Vice President               Vice President
                                                         BRENDA LYONS
FRED B. RENWICK              ROBERT C. PECK, JR.         Assistant Treasurer
Trustee                      Vice President

JOHN G. WEITHERS             KATHRYN L. QUIRK
Trustee                      Vice President


-------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
-------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419066
                                      Kansas City, MO 64141
-------------------------------------------------------------------------
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
-------------------------------------------------------------------------
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105


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Long-term investing in a short-term world(SM)

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KSMIT - 3 (7/23/99) 1080050